Exhibit 99.1
NEWS RELEASE

For Immediate Release
August 1, 2013
MAXWELL TECHNOLOGIES COMPLETES RESTATEMENT OF FINANCIAL RESULTS
_________________

Company announces financial results for fourth quarter of 2012 and first and second quarters of 2013;
restates financial results for FY 2011 and first three quarters of 2012;
expects to regain compliance with Nasdaq listing rules

CONFERENCE CALL & WEBCAST AT 5 P.M. (EDT) TODAY - DETAILS BELOW

SAN DIEGO, Calif. - Maxwell Technologies, Inc. (Nasdaq: MXWL) filed today with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and its Quarterly Reports on Form 10-Q for the first and second quarters of 2013, ended March 31, 2013 and June 30, 2013. Maxwell has concluded its previously-announced financial statement restatement, has filed all required and delinquent periodic SEC filings, and expects to regain compliance with Nasdaq listing rules.

“We are pleased that the financial restatement is complete, and we look forward to moving ahead with business,” said David Schramm, Maxwell's president and chief executive officer.

Fourth Quarter 2012
Net revenue for the fourth quarter ended December 31, 2012 was $44.5 million, up 19 percent over the $37.4 million recorded in the same period in 2011. Fourth quarter ultracapacitor revenue was $29.5 million, up 40 percent from the $21.1 million recorded in fourth quarter of 2011. Sales of high voltage capacitor and microelectronics products totaled $15.1 million in the fourth quarter of 2012, down 7 percent from the $16.3 million recorded in the fourth quarter of 2011.
On a U.S. generally accepted accounting principles (GAAP) basis, operating income for the fourth quarter of 2012 was $3.4 million, compared with $1.2 million for the fourth quarter of 2011. GAAP net income for the fourth quarter of 2012 was $2.9 million, or $0.10 per diluted share, compared with $515,000, or $0.02 per diluted share, in the fourth quarter of 2011.
On a non-GAAP basis, the Company reported operating income of $3.9 million in the fourth quarter of 2012 compared with $1.3 million in the fourth quarter of 2011. Non-GAAP net income for the fourth quarter of 2012 was $3.4 million, or $0.12 per diluted share, compared with $657,000, or $0.02 per diluted share in the fourth quarter of 2011. A reconciliation of GAAP to non-GAAP financial measures is included as an addendum to this release.
GAAP gross margin was 39 percent in the fourth quarter of 2012, compared with 40 percent in the fourth quarter of 2011, and 42 percent in the third quarter of 2012. GAAP operating expenses totaled $13.9 million, or 31 percent of revenue, in the fourth quarter of 2012 compared with $13.8 million, or 37 percent of revenue in the fourth quarter of 2011. Non-GAAP operating expenses totaled $13.5 million, or 30 percent of revenue, in the fourth quarter of 2012 compared with $13.8 million, or 37 percent of revenue, in the fourth quarter of 2011. Cash and cash equivalents totaled $28.7 million as of December 31, 2012, compared with $20.1 million as of September 30, 2012. Complete financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations are available in the Company's Annual Report on Form 10-K.

First Quarter 2013
Net revenue for the first quarter ended March 31, 2013 was $47.7 million, up 33 percent over the $35.8 million recorded in the same period in 2012. First quarter ultracapacitor revenue was $33.8 million, up 82 percent from the $18.6 million recorded in first quarter of 2012. Sales of high voltage capacitor and microelectronics products totaled $14.0 million in the first quarter of 2013, down 19 percent from the $17.2 million recorded in the first quarter of 2012.
On a GAAP basis, operating income for the first quarter of 2013 was $705,000, compared with an operating loss of $201,000 for the first quarter of 2012. GAAP net loss for the first quarter of 2013 was $278,000, or $0.01 per diluted share, compared with a net loss of $1.0 million, or $0.03 per diluted share, in the first quarter of 2012.
On a non-GAAP basis, the Company reported operating income of $1.7 million in the first quarter of 2013 compared with $1.1 million in the first quarter of 2012. Non-GAAP net income for the first quarter of 2013 was $679,000, or $0.02 per diluted

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share, compared with $334,000, or $0.01 per diluted share in the first quarter of 2012. A reconciliation of GAAP to non-GAAP financial measures is included as an addendum to this release.
GAAP gross margin was 38 percent in the first quarter of 2013, compared with 42 percent in the first quarter of 2012 and 39 percent in the fourth quarter of 2012. GAAP operating expenses totaled $17.5 million, or 37 percent of revenue, in the first quarter of 2013 compared with $15.4 million, or 43 percent of revenue in the first quarter of 2012. Q113 selling, general and administrative expense included $2.0 million of legal and accounting expenses related to the Company's investigation, internal review and restatement. Non-GAAP operating expenses totaled $16.8 million, or 35 percent of revenue, in the first quarter of 2013 compared with $14.2 million, or 40 percent of revenue, in the first quarter of 2012. Cash and cash equivalents totaled $34.1 million as of March 31, 2013, compared with $28.7 million as of December 31, 2012. Complete financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations are available in the Company's Quarterly Report on Form 10-Q.
Second Quarter 2013
Net revenue for the second quarter ended June 30, 2013 was $55.6 million, up 53 percent over the $36.2 million recorded in the same period in 2012. Second quarter ultracapacitor revenue was $39.3 million, up 101 percent from the $19.6 million recorded in second quarter of 2012. Sales of high voltage capacitor and microelectronics products totaled $16.4 million in the second quarter of 2013, down 2 percent from the $16.7 million recorded in the second quarter of 2012.
On a GAAP basis, operating income for the second quarter of 2013 was $4.2 million, compared with $821,000 for the second quarter of 2012. GAAP net income for the second quarter of 2013 was $3.4 million, or $0.12 per diluted share, compared with $31,000, or $0.00 per diluted share, in the second quarter of 2012.
On a non-GAAP basis, the Company reported operating income of $5.2 million in the second quarter of 2013 compared with $1.6 million in the second quarter of 2012. Non-GAAP net income for the second quarter of 2013 was $4.4 million, or $0.15 per diluted share, compared with $801,000, or $0.03 per diluted share in the second quarter of 2012. A reconciliation of GAAP to non-GAAP financial measures is included as an addendum to this release.
GAAP gross margin was 39 percent in the second quarter of 2013, compared with 40 percent in the second quarter of 2012 and 38 percent in the first quarter of 2013. GAAP operating expenses totaled $17.4 million, or 31 percent of revenue, in the second quarter of 2013 compared with $13.7 million, or 38% of revenue in the second quarter of 2012. Q213 selling, general and administrative expense included $1.8 million of legal and accounting expenses related to the Company's investigation, internal review and restatement. Non-GAAP operating expenses totaled $16.7 million, or 30 percent of revenue, in the second quarter of 2013 compared with $13.2 million, or 36 percent of revenue, in the second quarter of 2012. Cash and cash equivalents totaled $34.6 million, with an additional $4.0 million in restricted cash for a total of $38.6 million as of June 30, 2013, compared with $34.1 million as of March 31, 2013. Complete financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations are available in the Company's Quarterly Report on Form 10-Q.
Restatement Update: The effect of the restatement was to decrease revenue for the fiscal year 2011 by $10.1 million. Of the amount subject to restatement for the fiscal year 2011, $2.6 million is a reclassification of a settlement charge from G&A expense to contra revenue, bringing the restatement amount for 2011, net of the reclassification to $7.5 million. Further, the restatement decreased revenue in the first three quarters of 2012 by $9.2 million, for a total reduction in revenue, net of the reclassification of $2.6 million in 2011, of $16.7 million related to the year ended December 31, 2011 and the three quarters ended September 30, 2012, all of which has been collected as of June 30, 2013. Of this $16.7 million, $7.2 million has been recognized as revenue and $9.5 million has yet to be recognized as revenue as of June 30, 2013. In addition to this amount, another $5.9 million of shipments subsequent to September 30, 2012 have yet to be recognized as revenue as of June 30, 2013.
As such, as of June 30, 2013, $15.4 million in shipments have not yet been recognized as revenue. We expect these shipments to be recognized as revenue in future periods. For additional details of the restatement please see the Company's annual report on Form 10-K and quarterly reports on Form 10-Q filed today with the SEC.
Outlook: “Strong ultracapacitor sales through the first half of the year were driven mainly by hybrid bus and wind energy applications in China, and a European automotive program." Schramm said. "Automotive and wind-related demand continue to be consistent with our expectations, but Chinese transit agencies and bus OEMs are proceeding cautiously as they await release of a new Chinese government subsidy program, so we may experience softness in order volume until the details of the subsidy program are confirmed."
Non-GAAP Financial Measures: The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, and non-GAAP net income per diluted share. These measures are not in accordance with, nor an alternative to, GAAP. These measures are intended to supplement GAAP financial information, and may be computed differently from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors about its operating

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activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain non-cash or non-recurring items, such as:

•	stock-based compensation expense;

•	expense in a prior period for a legal settlement, and

•	a gain in a prior period on embedded derivatives.

In addition, the Company's management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company's results of operations, as non-cash and non-recurring items have limited impact on current and future operating decisions. Additionally, the Company believes that inclusion of non-GAAP financial measures provide consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. Please refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating expenses, income from operations, net income, and net income per share.

Management will conduct a conference call and simultaneous webcast to discuss fourth quarter of 2012, and first and second quarters of 2013, financial results and the future outlook at 5 p.m. (EDT) today. The call may be accessed by dialing toll-free, (866) 952-1906 from the U.S. and Canada, or (785) 424-1825 for international callers, and entering the conference ID, 7MAXWELL. The live web cast and subsequent archived replay may be accessed at the Company's web site via the following link: http://investors.maxwell.com/phoenix.zhtml?c=94560&p=irol-calendar.

Maxwell is a global leader in the development and manufacture of innovative, cost-effective energy storage and power delivery solutions. Our ultracapacitor products provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation, renewable energy and information technology. Our CONDIS® high-voltage grading and coupling capacitors help to ensure the safety and reliability of electric utility infrastructure and other applications involving transport, distribution and measurement of high-voltage electrical energy. Our radiation-mitigated microelectronic products include power modules, memory modules and single board computers that incorporate powerful commercial silicon for superior performance and high reliability in aerospace applications. For more information, visit www.maxwell.com.

Forward-looking statements: Statements in this news release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Such risks, uncertainties and contingencies include, but are not limited to, the following:

•
Dependence upon the sale of products to a small number of customers and vertical markets, some of which are heavily dependent on government funding or government subsidies which may or may not continue in the future;

•	Dependence upon the sale of products into China and Europe, where macroeconomic factors outside our control may adversely affect our sales;

•	Our ability to remain competitive and stimulate customer demand through successful introduction of new products, and to educate our prospective customers on the products we offer;

•
Risks related to our international operations including, but not limited to, our ability to adequately comply with the changing rules and regulations in countries where our business is conducted, our ability to oversee and control our foreign subsidiaries and their operations, our ability to effectively manage foreign currency exchange rate fluctuations arising from our international operations, and our ability to continue to comply with the U.S. Foreign Corrupt Practices Act as well as the anti-bribery laws of foreign jurisdictions and the terms and conditions of our settlement agreements with the Securities and Exchange Commission and the Department of Justice;

•	Successful acquisition, development and retention of key personnel;

•	Our ability to effectively manage our reliance upon certain suppliers of key component parts, specialty equipment and logistical services;

•	Our ability to match production volume to actual customer demand;

•	Our ability to manage product quality problems;

•	Our ability to protect our intellectual property rights and to defend claims against us;

•	Our ability to effectively identify, enter into, manage and benefit from strategic alliances;

•	Occurrence of a catastrophic event at any of our facilities;

•	Occurrence of a technology systems failure, network disruption, or breach in data security;

•	Our ability to obtain sufficient capital to meet our operating or other needs; and,

•	Our ability to manage and minimize the impact of unfavorable legal proceedings.

For further information regarding risks and uncertainties associated with Maxwell's business, please refer to the

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“Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of these documents may be obtained by contacting Maxwell's investor relations department at (858) 503-3434, or at our investor relations website: investors.maxwell.com. All information in this release is as of August 1, 2013. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company's expectations.

Media & Investor Contact: Michael Sund, +1 858.503.3233; msund@maxwell.com

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MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended						Twelve Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
				(Restated)	(Restated)	(Restated)		(Restated)
Revenue	$55,610	$47,748	$44,503	$36,238	$35,804	$37,376	$159,258	$147,176
Cost of revenue	34,034	29,518	27,274	21,714	20,647	22,366	94,206	90,106
Gross profit	21,576	18,230	17,229	14,524	15,157	15,010	65,052	57,070
Operating expenses:
Selling, general and administrative	11,988	11,502	8,117	8,409	9,788	8,459	33,656	35,218
Research and development	5,378	6,023	5,752	5,294	5,570	5,380	21,700	22,356
Total operating expenses	17,366	17,525	13,869	13,703	15,358	13,839	55,356	57,574
Income (loss) from operations	4,210	705	3,360	821	(201)	1,171	9,696	(504)
Interest income (expense), net	(41)	(44)	22	(56)	(26)	(21)	(116)	(109)
Amortization of debt discount and prepaid debt costs	(15)	(15)	(15)	(15)	(11)	—	(57)	(55)
Gain on embedded derivatives	—	—	—	—	—	—	—	1,086
Income (loss) before income taxes	4,154	646	3,367	750	(238)	1,150	9,523	418
Income tax provision	749	924	500	719	714	635	2,349	1,856
Net income (loss)	$3,405	$(278)	$2,867	$31	$(952)	$515	$7,174	$(1,438)
Net income (loss) per common share:
Basic	$0.12	$(0.01)	$0.10	$—	$(0.03)	$0.02	$0.25	$(0.05)
Diluted	$0.12	$(0.01)	$0.10	$—	$(0.03)	$0.02	$0.25	$(0.05)
Weighted average common shares outstanding:
Basic	28,858	28,825	27,851	28,672	28,122	27,851	28,568	27,637
Diluted	28,860	28,825	28,759	28,780	28,122	28,285	28,709	27,637

MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2011
				(Restated)
ASSETS
Current assets:
Cash and cash equivalents	$34,571	$34,124	$28,739	$29,289
Restricted cash	4,050		—	—
Trade and other accounts receivable, net	35,217	32,819	33,420	27,973
Inventories	39,435	42,336	41,620	33,234
Prepaid expenses and other current assets	3,443	3,090	3,228	3,152
Total current assets	116,716	112,369	107,007	93,648
Property and equipment, net	39,519	36,165	36,235	28,541
Intangible assets, net	484	575	669	1,111
Goodwill	24,710	24,603	25,416	24,887
Pension asset	7,179	6,918	6,939	6,359
Other non-current assets	216	212	206	200
Total assets	$188,824	$180,842	$176,472	$154,746

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$32,635	$31,206	$27,181	$36,100
Accrued warranty	176	267	269	258
Accrued employee compensation	7,253	5,889	4,743	6,343
Deferred revenue	8,906	7,994	6,408	1,042
Short-term borrowings and current portion of long-term debt	8,573	8,973	9,452	5,431
Deferred tax liability	980	980	980	499
Total current liabilities	58,523	55,309	49,033	49,673
Deferred tax liability, long-term	1,368	1,376	1,384	933
Long-term debt, excluding current portion	75	85	83	68
Other long-term liabilities	950	979	1,039	3,028
Total liabilities	60,916	57,749	51,539	53,702
Stockholders' equity:
Common stock, $0.10 par value per share	2,951	2,953	2,913	2,815
Additional paid-in capital	269,726	268,801	267,623	252,907
Accumulated deficit	(155,007)	(158,412)	(158,134)	(165,308)
Accumulated other comprehensive income	10,238	9,751	12,531	10,630
Total stockholders' equity	127,908	123,093	124,933	101,044
Total liabilities and stockholders' equity	$188,824	$180,842	$176,472	$154,746

MAXWELL TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(Unaudited)

		Three Months Ended						Twelve Months Ended
		June 30, 2013	March 31, 2013	December 31, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
					(Restated)	(Restated)	(Restated)		(Restated)
Gross Profit Reconciliation:
GAAP gross profit		$21,576	$18,230	$17,229	$14,524	$15,157	$15,010	$65,052	$57,070
Stock-based compensation expense included in cost of sales	A	261	273	157	238	142	64	700	356
Non-GAAP gross profit	D	$21,837	$18,503	$17,386	$14,762	$15,299	$15,074	$65,752	$57,426
Total Operating Expenses Reconciliation:
GAAP total operating expenses		$17,366	$17,525	$13,869	$13,703	$15,358	$13,839	$55,356	$57,574
Stock-based compensation expense	A	(685)	(684)	(370)	(532)	(1,144)	(78)	(2,388)	(2,226)
Accrual for anticipated legal settlement	B	—	—	—	—	—	—	—	(2,600)
Non-GAAP total operating expenses	D	$16,681	$16,841	$13,499	$13,171	$14,214	$13,761	$52,968	$52,748
Income From Operations Reconciliation:
GAAP income (loss) from operations		$4,210	$705	$3,360	$821	$(201)	$1,171	$9,696	$(504)
Stock-based compensation expense	A	946	957	527	770	1,286	142	3,088	2,582
Accrual for anticipated legal settlement	B	—	—	—	—	—	—	—	2,600
Non-GAAP income from operations	D	$5,156	$1,662	$3,887	$1,591	$1,085	$1,313	$12,784	$4,678
Net Income Reconciliation:
GAAP net income (loss)		$3,405	$(278)	$2,867	31	(952)	515	7,174	$(1,438)
Stock-based compensation expense	A	946	957	527	770	1,286	142	3,088	2,582
Accrual for anticipated legal settlement, net of tax	B	—	—	—	—	—	—	—	2,035
Gain on embedded derivatives	C	—	—	—	—	—	—	—	(1,086)
Non-GAAP net income	D	$4,351	$679	$3,394	$801	$334	$657	$10,262	$2,093
Diluted Net Income per Share Reconciliation:
GAAP diluted net income (loss) per share		0.12	(0.01)	0.10	—	(0.03)	0.02	0.25	(0.05)
Stock-based compensation expense	A	0.03	0.03	0.02	0.03	0.04	—	0.11	0.09
Accrual for anticipated legal settlement, net of tax	B	—	—	—	—	—	—	—	0.07
Gain on embedded derivatives	C	—	—	—	—	—	—	—	(0.03)
Non-GAAP diluted net income per share	D	0.15	0.02	0.12	0.03	0.01	0.02	0.36	0.08

MAXWELL TECHNOLOGIES, INC.

(A)
Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards. Results include stock-based compensation expense as follows (in thousands):

		Three Months Ended						Twelve Months Ended
		June 30, 2013	March 31, 2013	December 31, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
	Cost of revenue	$261	$273	$157	$238	$142	$64	$700	$356
	Selling, general and administrative	507	497	250	411	962	(4)	1,836	1,769
	Research and development	178	187	120	121	182	82	552	457
	Total stock-based compensation expense	$946	$957	$527	$770	$1,286	$142	$3,088	$2,582

(B)	Accrual for settlement of product defect matter of $2.6 million, or $2.0 million net of the related tax impact.

(C)
Gain on embedded derivatives associated with the Company’s convertible debt. As the convertible debentures were retired in February 2011, the Company no longer records gains or losses related to the conversion features.

(D)
Non-GAAP measures for periods prior to December 31, 2012 have been adjusted to conform to the current methodology wherein amortization of intangible assets is no longer excluded from GAAP financial measures for purposes of non-GAAP measures. This adjustment to the Company's non-GAAP measures was made because amortization of intangible assets is no longer a significant expense to the Company.